UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 3, 2004

T.J.T., INC.

(Exact name of registrant as specified in its charter)

Washington	33-98404	82-0333246
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

843 North Washington, P.O. Box 278, Emmett, Idaho	83617
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 365-5321

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition

On December 3, 2004, TJT, Inc. issued a press release announcing its results for the quarter and fiscal period ended September 30, 2004.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TJT, Inc.
(Registrant)

By:	/s/ Larry B. Prescott
Larry B. Prescott
Chief Financial Officer
December 3, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of TJT, Inc. dated December 3, 2004.